EXHIBIT 21.1


                           CECI SUBSIDIARIES

  Coso Hotsprings Intermountain Power, Inc. (CHIP)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  Coso Energy Developers (CED)
  Formed in California
  General Partnership:  48% CHIP; 52% Caithness Coso
  Holdings, L.P.

  China Lake Operating Co. (CLOC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  Coso Finance Partners (CFP)
  Formed in California
  General Partnership:  46.3% owned by CLOC; 53.7% owned by ESCA I, L.P.

  Coso Technology Corporation (CTC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  Coso Power Developers (CPD)
  Formed in California
  General Partnership:  50% owned by CTC; 50% by Caithness Navy II Group, L.P.

  Coso Funding Corp. (CFC)
  Incorporated in Delaware
  General Partnership:  Owned 33% by CFP; 35% by CPD; 32% by CED

  Coso Transmission Line Partners (CTLP)
  Formed in California
  General Partnership:  Owned 50% by CED; 50% by CPD

  China Lake Geothermal Management Company (CLGMC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  Coso Finance Partners II (CFP II)
  Formed in California
  General Partnership:  Owned 50% by CLGMC, 50% by ESCA II, L.P.

  China Lake Plant Services, Inc. (CLPSI)
  Incorporated in California
  Capital Stock:  Owned 100% by CECI

  Coso Land Company (CLC)
  Formed in California
  General Partnership:  Owned 50% by CECI; 50% by Caithness Geothermal 1980,
  Ltd.

  China Lake Joint Venture (CLJV)
  Formed in California
  General Partnership:  Owned 50% by CECI; 50% by Caithness Geothermal 1980,
  Ltd.

  Coso Geothermal Company (CGC)
  Formed in California
  General Partnership:  Owned 50% by CLC; 16% by CECI

  Coso Hotsprings Overland Power, Inc. (CHOP)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  CE Geothermal, Inc. (CEG)
  Incorporated in Delaware
  Capital Stock:  Owned by 100% by CECI

  Western States Geothermal Company (WSG)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  Intermountain Geothermal Company (IGC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  CE CIS-FSU, Inc. (CCF)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  California Energy Development Corporation (CEDC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  California Energy Yuma Corporation (CEYC)
  Incorporated in Utah
  Capital Stock:  Owned 100% by CEDC
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  Yuma Cogeneration Associates (YCA)
  Formed in Utah
  General Partnership:  Owned 50% by CEDC; 50% By CEYC

  Rose Valley Properties, Inc. (RVP)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  The Ben Holt Co. (BHC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  CBE Engineering Co. (CBC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  Kennebec Construction, Co. (KCC)
  Incorporated in California
  Capital Stock:  Owned 100% by BHC

  The Ben Holt International Co., Inc. (BHIC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by BHC

  CE Exploration Company (CEX)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  CE Newberry, Inc. (CEN)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  CE Humboldt, Inc. (CEH)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  California Energy International Services, Inc. (CEISI)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  American Pacific Finance Company (APFC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  California Energy General Corporation (CEGC)
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  CE Acquisition Company, Inc.
  Incorporated in Delaware
  Capital Stock:  Owned 100% by CECI

  CE International Investments Ltd. (CEII)
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CECI


  CE Mahanagdong Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  CE Luzon Geothermal Power Company, Inc.
  Incorporated in the Philippines
  Capital Stock:  Owned 50% by CE Mahanagdong Ltd.;
  50% by Kiewit Energy International (Bermuda) Ltd; an industrial company has the right to acquire 10% of the equity - 5% from CE Mahanagdong Ltd. and 5% from Kiewit
  Energy International (Bermuda) Ltd.

  CE Philippines Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  Ormat Cebu Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 48% by CEII; 52% by CE Philippines Ltd.

  CE Cebu Geothermal Power Company, Inc.
  Incorporated in the Philippines
  Capital Stock:  Owned 52% by Ormat Cebu Ltd.; 48% by CE
  Philippines Ltd.

  CE Indonesia Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  Himpurna California Energy Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 90% by CE Indonesia Ltd., 10% by
  P.T. Himpurna Enersindo Abadi; California Energy International Ltd. has an option to acquire an interest in P.T. Himpurna or its project company shares equal to up to 4% of the project company; under the Joint Operating Contract, Pertamina has certain rights to acquire up to 25% interest in the Joint Operating Contract, but not under the Energy Sales Contract.

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  CE Colombia Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  Bali Energy Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CE Bali Ltd. (P.T.
  Pandanwangi Sekartaji has the right to purchase up to 40% of the equity for this project)

  CE Casecnan Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  CE Latin America Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  Patuha Power, Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 90% by CE Singapore Ltd.; 10% by
  P.T. Enersindo Supra Abadi, P.T. Enersindo Supra Abadi has the right to acquire an additional 20% of the project equity in certain circumstances and for a limited time; under the Joint Operating Contract, Pertamina has certain rights to acquire up to a 25% interest in the Joint Operating Contract, but not under the Energy Sales Agreement.

  CE Singapore Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  California Energy International Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  CE Casecnan Water and Energy Company, Inc.
  Incorporated in the Philippines
  Capital Stock:  Owned 100% by CE Casecnan Ltd.; La
  Prairie Group Contractors (International) Ltd. and San Lorenzo Ruiz Builders & Developers Group, Inc. each are entitled to a 15% equity interest

  CE Bali Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  CE Ijen Ltd.
  Incorporated in Bermuda
  Capital Stock:  Owned 100% by CEII

  Kiewit Joint Venture Agreement
  Nebraska Contractual Joint Venture
  Parent has a right to 50% of covered international projects; Kiewit Diversified Group, Inc. and Kiewit Construction Group, Inc. have a right to a 50% participation in covered projects


 Certain of CECI's subsidiaries recently formed in Bermuda as offshore holding companies have not yet been fully capitalized, the capitalization of which taken together would not have a material adverse effect on CECI's results of operations.